Exhibit 10.1

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

(Adopted by the Board of Directors on July 20, 2012)

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

- i -

(ff)	“Stock Option Agreement”	5
(gg)	“Stock Unit”	5
(hh)	“Stock Unit Agreement”	5
(ii)	“Subsidiary”	5
(jj)	“Total and Permanent Disability”	5
SECTION 3.	ADMINISTRATION.	5
(a)	Committee Composition	5
(b)	Committee for Non-Officer Grants	6
(c)	Committee Procedures	6
(d)	Committee Responsibilities	6
(e)	Amendment or Cancellation and Re-grant of Stock Awards	7
SECTION 4.	ELIGIBILITY.	8
(a)	General Rule	8
(b)	Ten-Percent Stockholders	8
(c)	Attribution Rules	8
(d)	Outstanding Stock	8
SECTION 5.	STOCK SUBJECT TO PLAN.	8
(a)	Basic Limitation	8
(b)	Section 162(m) Award Limitation	8
(c)	Additional Shares	9
SECTION 6.	RESTRICTED SHARES.	9
(a)	Restricted Stock Agreement	9
(b)	Payment for Awards	9
(c)	Vesting	9
(d)	Voting and Dividend Rights	9
(e)	Restrictions on Transfer of Shares	9
SECTION 7.	TERMS AND CONDITIONS OF OPTIONS.	10
(a)	Stock Option Agreement	10
(b)	Number of Shares	10
(c)	Exercise Price	10
(d)	Withholding Taxes	10
(e)	Exercisability and Term	10
(f)	Exercise of Options	10
(g)	Effect of Change in Control	11
(h)	No Rights as a Stockholder	11
(i)	Modification, Extension and Renewal of Options	11
(j)	Restrictions on Transfer of Shares	11

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

- ii -

(k)	Buyout Provisions	11
SECTION 8.	PAYMENT FOR SHARES.	11
(a)	General Rule	11
(b)	Surrender of Stock	11
(c)	Services Rendered	12
(d)	Cashless Exercise	12
(e)	Exercise/Pledge	12
(f)	Net Exercise	12
(g)	Promissory Note	12
(h)	Other Forms of Payment	12
(i)	Limitations under Applicable Law	12
SECTION 9.	STOCK APPRECIATION RIGHTS.	12
(a)	SAR Agreement	12
(b)	Number of Shares	12
(c)	Exercise Price	13
(d)	Exercisability and Term	13
(e)	Effect of Change in Control	13
(f)	Exercise of SARs	13
(g)	Modification or Assumption of SARs	13
(h)	Buyout Provisions	13
SECTION 10.	STOCK UNITS.	14
(a)	Stock Unit Agreement	14
(b)	Payment for Awards	14
(c)	Vesting Conditions	14
(d)	Voting and Dividend Rights	14
(e)	Form and Time of Settlement of Stock Units	14
(f)	Death of Recipient	14
(g)	Creditors’ Rights	15
SECTION 11.	CASH-BASED AWARDS	15
SECTION 12.	ADJUSTMENT OF SHARES.	15
(a)	Adjustments	15
(b)	Dissolution or Liquidation	15
(c)	Reorganizations	15
(d)	Reservation of Rights	16
SECTION 13.	DEFERRAL OF AWARDS.	17
(a)	Committee Powers	17
(b)	General Rules	17

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

- iii -

SECTION 14.	AWARDS UNDER OTHER PLANS.	17
SECTION 15.	PAYMENT OF DIRECTOR’S FEES IN SECURITIES.	17
(a)	Effective Date	17
(b)	Elections to Receive NSOs, SARs, Restricted Shares or Stock Units	17
(c)	Number and Terms of NSOs, SARs, Restricted Shares or Stock Units	18
SECTION 16.	LEGAL AND REGULATORY REQUIREMENTS.	18
SECTION 17.	TAXES.	18
(a)	General	18
(b)	Share Withholding	18
(c)	Section 409A.	18
SECTION 18.	OTHER PROVISIONS APPLICABLE TO AWARDS.	19
(a)	Transferability	19
(b)	Substitution and Assumption of Awards	19
(c)	Qualifying Performance Criteria	19
SECTION 19.	NO EMPLOYMENT RIGHTS.	21
SECTION 20.	DURATION AND AMENDMENTS.	21
(a)	Term of the Plan	21
(b)	Right to Amend or Terminate the Plan	21
(c)	Effect of Termination	21
SECTION 21.	EXECUTION.	22

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

- iv -

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

The Plan was adopted by the Board of Directors on July 20, 2012, and shall be effective immediately prior to the time when the Company’s registration statement on Form S-1 in respect of the initial offering of Stock to the public (the “Registration Statement”) is declared effective by the Securities and Exchange Commission (the “Effective Date”).1 The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of restricted shares, stock units, options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

SECTION 2. DEFINITIONS.

(a) “Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

(b) “Award” shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit or a Cash-Based Award under the Plan.

(c) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(d) “Cash-Based Award” shall mean an Award that entitles the Participant to receive a cash-denominated payment.

(e) “Change in Control” shall mean the occurrence of any of the following events:

(i)	A change in the composition of the Board of Directors occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A) Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or

(B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original

[1]	The Share numbers referenced in the Plan have been adjusted for the forward stock split approved by the Board of Directors on July 20, 2012.

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”);

provided, however, that for this purpose, the “original directors” and “continuing directors” shall not include any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board of Directors; or

(ii)	Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company; or

(iii)	The consummation of a merger or consolidation of the Company or a Subsidiary of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the Company (or its successor) and (B) any direct or indirect parent corporation of the Company (or its successor); or

(iv)	The sale, transfer or other disposition of all or substantially all of the Company’s assets.

For purposes of subsection (e)(i) above, the term “look-back” date shall mean the later of (1) the Effective Date or (2) the date 24 months prior to the date of the event that may constitute a Change in Control.

For purposes of subsection (e)(ii)) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

Any other provision of this Section 2(e) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the United States Securities and Exchange Commission for the initial or secondary public offering of securities or debt of the Company to the public.

(f) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(g) “Committee” shall mean the Compensation Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.

(h) “Company” shall mean Performant Financial Corporation, a Delaware corporation.

(i) “Consultant” shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor (not including service as a member of the Board of Directors) or a member of the board of directors of a Parent or a Subsidiary, in each case who is not an Employee.

(j) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

(k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l) “Exercise Price” shall mean, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.

(m) “Fair Market Value” with respect to a Share, shall mean the market price of one Share, determined by the Committee as follows:

(i)	If the Stock was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the Pink Quote system;

(ii)	If the Stock was traded on any established stock exchange (such as the New York Stock Exchange, The Nasdaq Global Market or The Nasdaq Global Select Market) or national market system on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable exchange or system; and

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

(iii)	If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(n) “ISO” shall mean an employee incentive stock option described in Section 422 of the Code.

(o) “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.

(p) “Offeree” shall mean a person to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(q) “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(r) “Optionee” shall mean a person who holds an Option or SAR.

(s) “Outside Director” shall mean a member of the Board of Directors who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary.

(t) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(u) “Participant” shall mean a person who holds an Award.

(v) “Performance Based Award” shall mean any Restricted Share Award, Stock Unit Award or Cash-Based Award granted to a Participant that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(w) “Plan” shall mean this 2012 Stock Incentive Plan of Performant Financial Corporation, as amended from time to time.

(x) “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

(y) “Restricted Share” shall mean a Share awarded under the Plan.

(z) “Restricted Share Agreement” shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

(aa) “SAR” shall mean a stock appreciation right granted under the Plan.

(bb) “SAR Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

(cc) “Service” shall mean service as an Employee, Consultant or Outside Director, subject to such further limitations as may be set forth in the Plan or the applicable Award agreement. Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s employment will be treated as terminating three months after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves of absence count toward Service, and when Service terminates for all purposes under the Plan.

(dd) “Share” shall mean one share of Stock, as adjusted in accordance with Section 12 (if applicable).

(ee) “Stock” shall mean the Common Stock of the Company.

(ff) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to such Option.

(gg)“Stock Unit” shall mean a bookkeeping entry representing the Company’s obligation to deliver one Share (or distribute cash) on a future date in accordance with the provisions of a Stock Unit Agreement.

(hh) “Stock Unit Agreement” shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

(ii) “Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(jj) “Total and Permanent Disability” shall mean any permanent and total disability as defined by Section 22(e)(3) of the Code.

SECTION 3. ADMINISTRATION.

(a) Committee Composition. The Plan shall be administered by a Committee appointed by the Board of Directors or by the Board of Directors acting as the Committee. The Committee shall consist of two or more directors of the Company. In addition, to the extent required by the Board of Directors, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

(b) Committee for Non-Officer Grants. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence. To the extent permitted by applicable laws, the Board of Directors may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board of Directors shall specify the total number of Awards that such officers may so award.

(c) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing (including via email) by all Committee members, shall be valid acts of the Committee.

(d) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(i)	To interpret the Plan and to apply its provisions;

(ii)	To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii)	To adopt, amend or terminate sub-plans established for the purpose of satisfying applicable foreign laws including qualifying for preferred tax treatment under applicable foreign tax laws;

(iv)	To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(v)	To determine when Awards are to be granted under the Plan;

(vi)	To select the Offerees and Optionees;

(vii)	To determine the type of Award and the number of Shares or amount of cash to be made subject to each Award;

(viii)	To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price, and the vesting or

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;

(ix)	To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired;

(x)	To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

(xi)	To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;

(xii)	To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xiii)	To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement;

(xiv)	To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and

(xv)	To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Awards under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants and all persons deriving their rights from a Participant. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan or any Award under the Plan.

(e) Amendment or Cancellation and Re-grant of Stock Awards. Notwithstanding any contrary provision of the Plan, neither the Board of Directors nor any Committee, nor their designees, shall have the authority to: (i) amend the terms of outstanding Options or SARs to reduce the Exercise Price thereof, or (ii) cancel outstanding Options or SARs with an Exercise Price above the current Fair Market Value per Share in exchange for another Option, SAR or other Award, unless the stockholders of the Company have previously approved such an action or such action relates to an adjustment pursuant to Section 12.

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

SECTION 4. ELIGIBILITY.

(a) General Rule. Only common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Stock Units, Nonstatutory Options, SARs or Cash-Based Awards.

(b) Ten-Percent Stockholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

(c) Attribution Rules. For purposes of Section 4(b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.

(d) Outstanding Stock. For purposes of Section 4(b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.

(a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed 4,300,000 (the “Absolute Share Limit”). The number of Shares that may be delivered in the aggregate pursuant to the exercise of ISOs granted under the Plan shall not exceed the Absolute Share Limit plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 5(c). The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 12. The number of Shares that are subject to Options or other Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b) Section 162(m) Award Limitation. Notwithstanding any contrary provisions of the Plan, and subject to the provisions of Section 12, with respect to any Option or SAR that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, no Participant may receive Options or SARs under the Plan in any calendar year that relate to an aggregate of more than 2,000,000 Shares. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to a Participant, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Participant. For this purpose, the repricing of an Option or SAR shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

(c) Additional Shares. If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any reason before being exercised or settled, or an Award is settled in cash without the delivery of Shares to the holder, then any Shares subject to the Award shall again become available for Awards under the Plan. Only the number of Shares (if any) actually issued in settlement of Awards (and not forfeited) shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan. Any Shares withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again become available for Awards under the Plan. Notwithstanding the foregoing provisions of this Section 5(c), Shares that have actually been issued shall not again become available for Awards under the Plan, except for Shares that are forfeited and do not become vested.

SECTION 6. RESTRICTED SHARES.

(a) Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

(b) Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services.

(c) Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

(d) Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

(e) Restrictions on Transfer of Shares. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Stock Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 12.

(c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in 4(c), and the Exercise Price of an NSO shall not be less 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, Options may be granted with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.

(d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for ISOs granted to Employees described in Section 4(b)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

(f) Exercise of Options. Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

(g) Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

(h) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 12.

(i) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of a different Award for the same or a different number of Shares. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or obligations under such Option.

(j)Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

(k)Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 8. PAYMENT FOR SHARES.

(a) General Rule. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(g) below.

(b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

(c) Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the Award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).

(d) Cashless Exercise. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

(e) Exercise/Pledge. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

(f) Net Exercise. To the extent that a Stock Option Agreement so provides, by a “net exercise” arrangement pursuant to which the number of Shares issuable upon exercise of the Option shall be reduced by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price (plus tax withholdings, if applicable) and any remaining balance of the aggregate exercise price (and/or applicable tax withholdings) not satisfied by such reduction in the number of whole Shares to be issued shall be paid by the Optionee in cash other form of payment permitted under the Stock Option Agreement.

(g) Promissory Note. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note.

(h) Other Forms of Payment. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

(i) Limitations under Applicable Law. Notwithstanding anything herein or in a Stock Option Agreement or Restricted Stock Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

SECTION 9. STOCK APPRECIATION RIGHTS.

(a) SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical.

(b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 12.

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

(c) Exercise Price. Each SAR Agreement shall specify the Exercise Price. The Exercise Price of a SAR shall not be less than 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, SARs may be granted with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Subject to the foregoing in this Section 9(c), the Exercise Price under any SAR shall be determined by the Committee in its sole discretion.

(d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e) Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

(f) Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

(g) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price, or in return for the grant of a different Award for the same or a different number of Shares. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.

(h) Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents a SAR previously granted, or (b) authorize an Optionee to elect to cash out a SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

SECTION 10. STOCK UNITS.

(a) Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical.

(b) Payment for Awards. Stock Units may be awarded under the Plan for such consideration as the Committee may determine. Cash payment need not be required.

(c) Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

(d) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.

(e) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. A Stock Unit Agreement may provide that vested Stock Units may be settled in a lump sum or in installments. A Stock Unit Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date, subject to compliance with Section 409A. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 12.

(f) Death of Recipient. Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

(g) Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 11. CASH-BASED AWARDS

The Committee may, in its sole discretion, grant Cash-Based Awards to any Participant in such number or amount and upon such terms, and subject to such conditions, as the Committee shall determine at the time of grant and specify in an applicable Award agreement. The Committee shall determine the maximum duration of the Cash-Based Award, the amount of cash which may be payable pursuant to the Cash-Based Award, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Committee shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Committee. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Committee determines.

SECTION 12. ADJUSTMENT OF SHARES.

(a) Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate and equitable adjustments in:

(i)	The number of Shares available for future Awards under Section 5;

(ii)	The limitations set forth in Sections 5(a) and (b) and Section 18;

(iii)	The number of Shares covered by each outstanding Award; and

(iv)	The Exercise Price under each outstanding Award.

(b) Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

(c) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Subject to compliance with Section 409A of the Code, such agreement shall provide for:

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

(i)	The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(ii)	The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(iii)	The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

(iv)	Immediate vesting, exercisability and settlement of outstanding Awards followed by the cancellation of such Awards upon or immediately prior to the effectiveness of such transaction; or

(v)	Settlement of the intrinsic value of the outstanding Awards (whether or not then vested or exercisable) in cash or cash equivalents or equity (including cash or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Awards or the underlying Shares) followed by the cancellation of such Awards (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment); in each case without the Participant’s consent. Any acceleration of payment of an amount that is subject to section 409A of the Code will be delayed, if necessary, until the earliest time that such payment would be permissible under Section 409A without triggering any additional taxes applicable under Section 409A.

The Company will have no obligation to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

(d) Reservation of Rights. Except as provided in this Section 12, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets. In the event of any change affecting the Shares or the Exercise Price of Shares subject to an Award, including a merger or other reorganization, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the occurrence of such event.

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

SECTION 13. DEFERRAL OF AWARDS.

(a) Committee Powers. Subject to compliance with Section 409A of the Code, the Committee (in its sole discretion) may permit or require a Participant to:

(i)	Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

(ii)	Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

(iii)	Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

(b) General Rules. A deferred compensation account established under this Section 13 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 13.

SECTION 14. AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

SECTION 15. PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

(a) Effective Date. No provision of this Section 15 shall be effective unless and until the Board of Directors has determined to implement such provision.

(b) Elections to Receive NSOs, SARs, Restricted Shares or Stock Units. To the extent permitted by the Board of Directors, an Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, SARs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board of

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

Directors. Alternatively, the Board of Directors may mandate payment in any of such alternative forms. Such NSOs, SARs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 15 shall be filed with the Company on the prescribed form.

(c) Number and Terms of NSOs, SARs, Restricted Shares or Stock Units. If permitted or mandated by the Board of Directors, the number of NSOs, SARs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board of Directors. The terms of such NSOs, SARs, Restricted Shares or Stock Units shall also be determined by the Board of Directors.

SECTION 16. LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has not obtained from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

SECTION 17. TAXES.

(a) General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b) Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the minimum legally required tax withholding.

(c) Section 409A.

Each Award that provides for “nonqualified deferred compensation” within the meaning of Section 409A of the Code shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A. If any amount under such an Award is payable upon a “separation from service” (within the meaning of

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

Section 409A) to a Participant who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. In addition, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 18. OTHER PROVISIONS APPLICABLE TO AWARDS.

(a) Transferability. Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer or encumbrance in violation of this Section 18(a) shall be void and unenforceable against the Company.

(b) Substitution and Assumption of Awards. The Committee may make Awards under the Plan by assumption, substitution or replacement of stock options, stock appreciation rights, stock units or similar awards granted by another entity (including a Parent or Subsidiary), if such assumption, substitution or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the Company (and/or its Parent or Subsidiary) and such other entity (and/or its affiliate). Notwithstanding any provision of the Plan (other than the maximum number of Shares that may be issued under the Plan), the terms of such assumed, substituted or replaced Awards shall be as the Committee, in its discretion, determines is appropriate.

(c) Qualifying Performance Criteria. The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals. The Committee may utilize any performance criteria selected by it in its sole discretion to establish performance goals; provided, however, that in the case of any Performance Based Award, the following conditions shall apply:

(i) The amount potentially available under an Award shall be subject to the attainment of pre-established, objective performance goals relating to a specified period of service based on one or more of the following performance criteria: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) market segment shares, (q) costs, (r) expenses, (s) regulatory body approval for commercialization of a product, or (t) implementation or completion of critical projects (“Qualifying Performance Criteria”), any of which may be measured either individually,

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the Committee in the Award;

(ii) Unless specified otherwise by the Committee at the time the performance goals are established or otherwise within the time prescribed by Section 162(m) of the Code, the Committee shall appropriately adjust the method of evaluating performance under a Qualifying Performance Criteria for a performance period as follows: (i) to exclude asset write-downs, (ii) to exclude litigation or claim judgments or settlements, (iii) to exclude the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) to exclude accruals for reorganization and restructuring programs, (v) to exclude any extraordinary nonrecurring items as determined under generally accepted accounting principles and/or described in managements’ discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year, (vi) to exclude the dilutive effects of acquisitions or joint ventures, (vii) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture, (viii) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends, (ix) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; and (x) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles, in each case in compliance with Section 162(m);

(iii) The Committee shall establish the applicable performance goals in writing and an objective method for determining the Award earned by a Participant if the goals are attained, while the outcome is substantially uncertain and not later than the 90th day of the performance period (but in no event after 25% of the period of service with respect to which the performance goals relate has elapsed), and shall determine and certify in writing, for each Participant, the extent to which the performance goals have been met prior to payment or vesting of the Award;

(iv) The Committee may not in any event increase the amount of compensation payable under the Plan upon the attainment of the pre-established performance goals to a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code; and

(v) The maximum aggregate number of Shares that may be subject to Performance Based Awards granted to a Participant in any calendar year is 2,000,000 Shares (subject to adjustment under Section 12), and the maximum aggregate amount of

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

cash that may be payable to a Participant under Performance Based Awards granted to a Participant in any calendar year that are Cash-Based Awards is $10,000,000.

SECTION 19. NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee or Consultant. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

SECTION 20. DURATION AND AMENDMENTS.

(a) Term of the Plan. The Plan, as set forth herein, shall terminate automatically on July 19, 2022, and may be terminated on any earlier date pursuant to subsection (b) below.

(b) Right to Amend or Terminate the Plan. The Board of Directors may amend or terminate the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

(c) Effect of Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.

[Remainder of this page intentionally left blank]

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

SECTION 21. EXECUTION.

To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

Performant Financial Corporation

By	/s/ Hakan L. Orvell

Name	Hakan L. Orvell

Title	Chief Financial Officer

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

NOTICE OF STOCK UNIT AWARD

You have been granted the following Stock Units representing Common Stock of Performant Financial Corporation (the “Company”) under the Company’s 2012 Stock Incentive Plan (the “Plan”).

Name of Participant:

Total Number of Stock Units Granted:

Date of Grant:	,

Vesting Commencement Date:	,

Vesting Schedule:	[The Stock Units subject to this Award vest when you complete each [12 months] of continuous Service as an Employee or a Consultant from the Vesting Commencement Date.] [Sample language – actual vesting to be inserted.]

By your signature and the signature of the Company’s representative below, you and the Company agree that these Stock Units are granted under and governed by the term and conditions of the Plan and the Stock Unit Agreement (the “Agreement”), both of which are attached to and made a part of this document.

By signing this document you further agree that the Company may deliver by e-mail all documents relating to the Plan or this Award (including without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements). You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it will notify you by e-mail.

[NAME OF PARTICIPANT]	PERFORMANT FINANCIAL CORPORATION

By:

Its:
Print Name

PERFORMANT FINANCIAL CORPORATION

NOTICE OF STOCK UNIT AWARD

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

STOCK UNIT AGREEMENT

Payment for Stock Units	No cash payment is required for the Stock Units you receive. You are receiving the Stock Units in consideration for Services rendered by you.

Vesting

The Stock Units that you are receiving will vest in installments, as shown in the Notice of Stock Unit Award.

No additional Stock Units vest after your Service as an Employee or a Consultant has terminated for any reason.

Forfeiture

If your Service terminates for any reason, then your Award expires immediately as to the number of Stock Units that have not vested before the termination date and do not vest as a result of termination.

This means that the unvested Stock Units will immediately be cancelled. You receive no payment for Stock Units that are forfeited.

The Company determines when your Service terminates for this purpose and all purposes under the Plan and its determinations are conclusive and binding on all persons.

Leaves of Absence

For purposes of this Award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave of absence was approved by the Company in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. But your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, then the vesting schedule specified in the Notice of Stock Unit Award may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave. If you commence working on a part-time basis, then the vesting schedule specified in the Notice of Stock Unit Award may be adjusted in accordance with the Company’s part-time work policy or the terms of an agreement between you and the Company pertaining to your part-time schedule.

Nature of Stock Units	Your Stock Units are mere bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue Shares on

PERFORMANT FINANCIAL CORPORATION

STOCK UNIT AGREEMENT

a future date. As a holder of Stock Units, you have no rights other than the rights of a general creditor of the Company.

No Voting Rights or Dividends; Dividend Equivalents

Your Stock Units carry neither voting rights nor rights to dividends. You, or your estate or heirs, have no rights as a shareholder of the Company unless and until your Stock Units are settled by issuing Shares. No adjustments will be made for dividends or other rights if the applicable record date occurs before your Shares are issued, except as described in the Plan.

Notwithstanding the foregoing, dividend equivalents shall be paid or credited on Stock Units (other than Stock Units that, at the relevant record date, previously have been settled or forfeited) as follows, except that the Committee may specify an alternative treatment from that specified in (i), (ii), or (iii) below for any dividend or distribution:

(i) Cash Dividends

If the Company declares and pays a dividend or distribution on the Shares in the form of cash, then you will be credited, as of the payment date for such dividend or distribution, an amount equal to the number of Stock Units credited to you as of the record date for such dividend or distribution multiplied by the amount that would have been paid as a dividend or distribution on each outstanding Share at such payment date. Any amounts credited under this paragraph (i) shall be subject to the restrictions and conditions that apply to the Stock Unit with respect to which the amounts are credited and will be payable when the underlying Stock Unit becomes payable. At the time the underlying Stock Unit becomes payable, the Company has the discretion to pay any accrued dividend equivalents either in cash or in Shares. If the underlying Stock Unit does not vest or is forfeited, any amounts credited under this paragraph (i) with respect to the underlying Stock Unit will also fail to vest and be forfeited.

(ii) Non-Share Dividends

If the Company declares and pays a dividend or distribution on Shares in the form of property other than Shares, then a number of additional Stock Units shall be credited to you as of the payment date for such dividend or distribution equal to the number of Stock Units credited to you as of the record date for such dividend or distribution multiplied by the fair market value of such property actually paid as a dividend or distribution on each outstanding Share at such payment date, divided by the Fair Market Value of a Share at such payment date. Any Stock Units credited to you under this

PERFORMANT FINANCIAL CORPORATION

STOCK UNIT AGREEMENT

paragraph (ii) shall be subject to the restrictions and conditions that apply to the Stock Unit with respect to which the Stock Units are credited and will be payable when the underlying Stock Unit becomes payable. If the underlying Stock Unit does not vest or is forfeited, any Stock Units credited under this paragraph (ii) with respect to the underlying Stock Unit will also fail to vest and be forfeited.

(iii) Stock Dividends and Splits

If the Company declares and pays a dividend or distribution on Shares in the form of additional Shares, or there occurs a forward split of Stock, then a number of additional Stock Units shall be credited to you as of the payment date for such dividend or distribution or forward split equal to the number of Stock Units credited to you as of the record date for such dividend or distribution or split multiplied by the number of additional Shares actually paid as a dividend or distribution or issued in such split in respect of each outstanding Share. Any Stock Units credited to you under this paragraph (iii) shall be subject to the restrictions and conditions that apply to the Stock Unit with respect to which the Stock Units are credited and will be payable when the underlying Stock Unit becomes payable. If the underlying Stock Unit does not vest or is forfeited, any Stock Units credited under this paragraph (iii) with respect to the underlying Stock Unit will also fail to vest and be forfeited.

Stock Units Nontransferable	You may not sell, transfer, assign, pledge or otherwise dispose of any Stock Units. For instance, you may not use your Stock Units as security for a loan. If you attempt to do any of these things, your Stock Units will immediately become invalid.

Settlement of Stock Units

Each of your vested Stock Units will be settled when it vests; provided, however, that settlement of each Stock Unit will be deferred to the first permissible trading day for the Shares, if later than the applicable vesting date, but in no event later than December 31 of the calendar year in which the applicable vesting date occurs.

For purposes of this Agreement, “permissible trading day” means a day that satisfies all of the following requirements: (a) the exchange on which the Shares are traded is open for trading on that day; (b) you are permitted to sell Shares on that day without incurring liability under section 16(b) of the Exchange Act, (c) either (i) you are not in possession of material non-public information that would make it illegal for you to sell Shares on that day under Rule 10b-5 under the Exchange Act or (ii) Rule 10b5-1 under the Exchange Act would apply to the sale; (d) you are permitted to sell Shares on that

PERFORMANT FINANCIAL CORPORATION

STOCK UNIT AGREEMENT

day under such written insider trading policy as may have been adopted by the Company; and (e) you are not prohibited from selling Shares on that day by a written agreement between you and the Company or a third party.

At the time of settlement, you will receive one Share for each vested Stock Unit; provided, however, that no fractional Shares will be issued or delivered pursuant to the Plan or this Agreement, and the Committee will determine whether cash will be paid in lieu of any fractional Share or whether such fractional Share and any rights thereto will be canceled, terminated or otherwise eliminated. In addition, the Shares are issued to you subject to the condition that the issuance of the Shares not violate any law or regulation.

Withholding Taxes and Stock Withholding

Regardless of any action the Company or your actual employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including the settlement of the Stock Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends; and (2) do not commit to structure the terms of the Award or any aspect of the Stock Units to reduce or eliminate your liability for Tax-Related Items.

Prior to the settlement of your Stock Units, you shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or the Employer. In this regard, you authorize the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by the Company and/or the Employer. With the Company’s consent, these arrangements may also include, if permissible under local law, (a) withholding Shares that otherwise would be issued to you when your Stock Units are settled, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum statutory withholding amount, (b) having the Company withhold taxes from the proceeds of the sale of the Shares, either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization), or (c) any other arrangement approved by the Company. The Fair Market Value of these Shares, determined as of the effective date when taxes otherwise would have been withheld in cash, will be applied as a credit against the

PERFORMANT FINANCIAL CORPORATION

STOCK UNIT AGREEMENT

withholding taxes. Finally, you shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your purchase of Shares that cannot be satisfied by the means previously described. The Company may refuse to deliver the Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this section, and your rights to the Shares shall be forfeited if you do not comply with such obligations on or before December 31 of the calendar year in which the applicable vesting date for the Stock Units occurs.

Restrictions on Resale	You agree not to sell any Shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

No Retention Rights	Neither your Award nor this Agreement gives you the right to be employed or retained by the Company or a subsidiary of the Company in any capacity. The Company and its subsidiaries reserve the right to terminate your Service at any time, with or without cause.

Adjustments	The number of Stock Units covered by this Award shall be subject to adjustment in the event of a stock split, a stock dividend or a similar change in Company Shares, and in other circumstances, as set forth in the Plan.

Successors and Assigns	Except as otherwise provided in the Plan or this Agreement, every term of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees and assigns.

Notice	Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following mailing with postage and fees prepaid, addressed to the other party hereto at the address last known in the Company’s records or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of California (without regard to their choice-of-law provisions).

PERFORMANT FINANCIAL CORPORATION

STOCK UNIT AGREEMENT

Miscellaneous

You understand and acknowledge that (i) the Plan is entirely discretionary, (ii) the Company and your employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of your Award does not in any way create any contractual or other right to receive additional grants of awards (or benefits in lieu of awards) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when awards will be granted, the number of Shares subject to the awards, and the vesting schedule, will be at the sole discretion of the Company.

The value of this Award shall be an extraordinary item of compensation outside the scope of your employment contract, if any, and shall not be considered a part of your normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

You understand and acknowledge that participation in the Plan ceases upon termination of your Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

You hereby authorize and direct your employer to disclose to the Company or any Subsidiary any information regarding your employment, the nature and amount of your compensation and the fact and conditions of your participation in the Plan, as your employer deems necessary or appropriate to facilitate the administration of the Plan.

You consent to the collection, use and transfer of personal data as described in this subsection. You understand and acknowledge that the Company, your employer and the Company’s other Subsidiaries hold certain personal information regarding you for the purpose of managing and administering the Plan, including (without limitation) your name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all awards or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor (the “Data”). You further understand and acknowledge that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of your participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan. You understand and acknowledge that the recipients of Data may be located in the United States or elsewhere.

PERFORMANT FINANCIAL CORPORATION

STOCK UNIT AGREEMENT

You authorize such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering your participation in the Plan, including a transfer to any broker or other third party with whom you elect to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on your behalf. You may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this subsection by contacting the Human Resources Department of the Company in writing.

The Plan and Other Agreements	The text of the Plan is incorporated in this Agreement by reference. All capitalized terms in this Agreement shall have the meanings assigned to them in the Plan. This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Award. Any prior agreements, commitments or negotiations concerning this Award are superseded. This Agreement may be amended by the Committee without your consent; however, if any such amendment would materially impair your rights or obligations under the Agreement, this Agreement may be amended only by another written agreement, signed by you and the Company.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT,

YOU AGREE TO ALL OF THE TERMS AND CONDITIONS

DESCRIBED ABOVE AND IN THE PLAN.

PERFORMANT FINANCIAL CORPORATION

STOCK UNIT AGREEMENT

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

You have been granted the following Option to purchase Common Stock of Performant Financial Corporation (the “Company”) under the Company’s 2012 Stock Incentive Plan (the “Plan”):

Name of Optionee:	[Name of Optionee]

Total Number of Option Shares Granted:	[Total Number of Shares]

Type of Option:	☐ Incentive Stock Option

☐ Nonstatutory Stock Option

Exercise Price Per Share:	$

Grant Date:	[Date of Grant]

Vesting Commencement Date:	[Vesting Commencement Date]

Vesting Schedule:	[This Option becomes exercisable with respect to the first 1/4th of the Shares subject to this Option when you complete 12 months of continuous Service as an Employee or a Consultant from the Vesting Commencement Date. Thereafter, this Option becomes exercisable with respect to an additional 1/48th of the Shares subject to this Option when you complete each additional month of such Service.] [Vesting TBD by Bd or comm.]

Expiration Date:	[Expiration Date] This Option expires earlier if your Service terminates earlier, as described in the Stock Option Agreement.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the term and conditions of the Plan and the Stock Option Agreement (the “Agreement”), both of which are attached to and made a part of this document.

By signing this document you further agree that the Company may deliver by e-mail all documents relating to the Plan or this Award (including without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements). You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it will notify you by e-mail.

OPTIONEE:	PERFORMANT FINANCIAL CORPORATION

By:
Optionee’s Signature
Title:
Optionee’s Printed Name

PERFORMANT FINANCIAL CORPORATION

NOTICE OF STOCK OPTION GRANT

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

Tax Treatment	This Option is intended to be an incentive stock option under Section 422 of the Internal Revenue Code or a nonstatutory option, as provided in the Notice of Stock Option Grant. Even if this Option is designated as an incentive stock option, it shall be deemed to be a nonstatutory option to the extent required by the $100,000 annual limitation under Section 422(d) of the Internal Revenue Code.

Vesting	This Option becomes exercisable in installments, as shown in the Notice of Stock Option Grant. This Option will in no event become exercisable for additional Shares after your Service as an Employee or a Consultant has terminated for any reason.

Term	This Option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Grant Date, as shown on the Notice of Stock Option Grant (fifth anniversary for a more than 10% shareholder as provided under the Plan if this is an incentive stock option). This Option may expire earlier if your Service terminates, as described below.

Regular Termination	If your Service terminates for any reason except death or “Total and Permanent Disability” (as defined in the Plan), then this Option will expire at the close of business at Company headquarters on the date three (3) months after the date your Service terminates (or, if earlier, the Expiration Date). The Company determines when your Service terminates for this purpose and all purposes under the Plan and its determinations are conclusive and binding on all persons.

Death	If your Service terminates because of death, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date). During that period of up to 12 months, your estate or heirs may exercise the Option.

Disability	If your Service terminates because of your Total and Permanent Disability, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date).

PERFORMANT FINANCIAL CORPORATION

STOCK OPTION AGREEMENT

Leaves of Absence	For purposes of this Option, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. But your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave. If you commence working on a part-time basis, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company’s part-time work policy or the terms of an agreement between you and the Company pertaining to your part-time schedule.

Restrictions on Exercise	The Company will not permit you to exercise this Option if the issuance of Shares at that time would violate any law or regulation. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of the Company stock pursuant to this Option shall relieve the Company of any liability with respect to the non-issuance or sale of the Company stock as to which such approval shall not have been obtained.

Notice of Exercise	When you wish to exercise this Option you must provide a notice of exercise form in accordance with such procedures as are established by the Company and communicated to you from time to time. Any notice of exercise must specify how many Shares you wish to purchase and how your Shares should be registered. The notice of exercise will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Form of Payment	When you submit your notice of exercise, you must include payment of the Option exercise price for the Shares you are purchasing. Payment may be made in the following form(s):

• Your personal check, a cashier’s check or a money order.

PERFORMANT FINANCIAL CORPORATION

STOCK OPTION AGREEMENT

•   Certificates for Shares that you own, along with any forms needed to effect a transfer of those Shares to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Option exercise price. Instead of surrendering Shares, you may attest to the ownership of those Shares on a form provided by the Company and have the same number of Shares subtracted from the Shares issued to you upon exercise of the Option. However, you may not surrender or attest to the ownership of Shares in payment of the exercise price if your action would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to this Option for financial reporting purposes.

•   By delivery on a form approved by the Company of an irrevocable direction to a securities broker approved by the Company to sell all or part of the Shares that are issued to you when you exercise this Option and to deliver to the Company from the sale proceeds an amount sufficient to pay the Option exercise price and any withholding taxes. The balance of the sale proceeds, if any, will be delivered to you. The directions must be given by providing a notice of exercise form approved by the Company.

•   By delivery on a form approved by the Company of an irrevocable direction to a securities broker or lender approved by the Company to pledge Shares that are issued to you when you exercise this Option as security for a loan and to deliver to the Company from the loan proceeds an amount sufficient to pay the Option exercise price and any withholding taxes. The directions must be given by providing a notice of exercise form approved by the Company.

•   If permitted by the Committee, by a “net exercise” arrangement pursuant to which the number of Shares issuable upon exercise of the Option shall be reduced by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price (plus tax withholdings, if applicable) and any remaining balance of the aggregate exercise price (and/or applicable tax withholdings) not satisfied by such reduction in the number of whole Shares to be issued shall be paid by you in cash other form of payment permitted under this Option. The directions must be given by providing a notice of exercise form approved by the Company.

• Any other form permitted by the Committee in its sole discretion.

Notwithstanding the foregoing, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

Withholding Taxes and Stock Withholding	Regardless of any action the Company or your actual employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and

PERFORMANT FINANCIAL CORPORATION

STOCK OPTION AGREEMENT

that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate your liability for Tax-Related Items.

Prior to exercise of the Option, you shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or the Employer. In this regard, you authorize the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by the Company and/or the Employer. With the Company’s consent, these arrangements may also include, if permissible under local law, (a) withholding Shares that otherwise would be issued to you when you exercise this Option, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum statutory withholding amount, (b) having the Company withhold taxes from the proceeds of the sale of the Shares, either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization), or (c) any other arrangement approved by the Company. The Fair Market Value of these Shares, determined as of the effective date of the Option exercise, will be applied as a credit against the withholding taxes. Finally, you shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your purchase of Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise and refuse to deliver the Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this section.

Restrictions on Resale	You agree not to sell any Shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

Transfer of Option	In general, only you can exercise this Option prior to your death. You may not sell, transfer, assign, pledge or otherwise dispose of this Option, other than as designated by you by will or by the laws of descent and distribution, except as provided below. For instance, you may not use this Option as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may in any event dispose of this Option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise

PERFORMANT FINANCIAL CORPORATION

STOCK OPTION AGREEMENT

from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your Option in any other way.

However, if this Option is designated as a nonstatutory stock option in the Notice of Stock Option Grant, then the Committee may, in its sole discretion, allow you to transfer this Option as a gift to one or more family members. For purposes of this Agreement, “family member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), any individual sharing your household (other than a tenant or employee), a trust in which one or more of these individuals have more than 50% of the beneficial interest, a foundation in which you or one or more of these persons control the management of assets, and any entity in which you or one or more of these persons own more than 50% of the voting interest.

In addition, if this Option is designated as a nonstatutory stock option in the Notice of Stock Option Grant, then the Committee may, in its sole discretion, allow you to transfer this option to your spouse or former spouse pursuant to a domestic relations order in settlement of marital property rights.

The Committee will allow you to transfer this Option only if both you and the transferee(s) execute the forms prescribed by the Committee, which include the consent of the transferee(s) to be bound by this Agreement.

Retention Rights	Neither your Option nor this Agreement gives you the right to be employed or retained by the Company or a subsidiary of the Company in any capacity. The Company and its subsidiaries reserve the right to terminate your Service at any time, with or without cause.

Shareholder Rights	Your Options carry neither voting rights nor rights to dividends. You, or your estate or heirs, have no rights as a shareholder of the Company unless and until you have exercised this Option by giving the required notice to the Company and paying the exercise price. No adjustments will be made for dividends or other rights if the applicable record date occurs before you exercise this Option, except as described in the Plan.

Adjustments	The number of Shares covered by this Option and the exercise price per Share shall be subject to adjustment in the event of a stock split, a stock dividend or a similar change in Company Shares, and in other circumstances, as set forth in the Plan.

Successors and Assigns	Except as otherwise provided in the Plan or this Agreement, every term of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees and assigns.

Notice	Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon the earliest of personal

PERFORMANT FINANCIAL CORPORATION

STOCK OPTION AGREEMENT

delivery, receipt or the third full day following mailing with postage and fees prepaid, addressed to the other party hereto at the address last known in the Company’s records or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of California (without regard to their choice-of-law provisions).

Miscellaneous

You understand and acknowledge that (i) the Plan is entirely discretionary, (ii) the Company and your employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of an option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when options will be granted, the number of Shares offered, the exercise price and the vesting schedule, will be at the sole discretion of the Company.

The value of this Option shall be an extraordinary item of compensation outside the scope of your employment contract, if any, and shall not be considered a part of your normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

You understand and acknowledge that participation in the Plan ceases upon termination of your Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

You hereby authorize and direct your employer to disclose to the Company or any Subsidiary any information regarding your employment, the nature and amount of your compensation and the fact and conditions of your participation in the Plan, as your employer deems necessary or appropriate to facilitate the administration of the Plan.

You consent to the collection, use and transfer of personal data as described in this subsection. You understand and acknowledge that the Company, your employer and the Company’s other Subsidiaries hold certain personal information regarding you for the purpose of managing and administering the Plan, including (without limitation) your name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the your favor (the “Data”). You further understand and acknowledge that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of your participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting

PERFORMANT FINANCIAL CORPORATION

STOCK OPTION AGREEMENT

the Company in the implementation, administration and management of the Plan. You understand and acknowledge that the recipients of Data may be located in the United States or elsewhere. You authorize such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering your participation in the Plan, including a transfer to any broker or other third party with whom you elect to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on your behalf. You may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this subsection by contacting the Human Resources Department of the Company in writing.

The Plan and Other Agreements	The text of the Plan is incorporated in this Agreement by reference. All capitalized terms in the Agreement shall have the meanings assigned to them in the Plan. This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded. This Agreement may be amended by the Committee without your consent; however, if any such amendment would materially impair your rights or obligations under the Agreement, this Agreement may be amended only by another written agreement, signed by you and the Company.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT,

YOU AGREE TO ALL OF THE TERMS AND CONDITIONS

DESCRIBED ABOVE AND IN THE PLAN.

PERFORMANT FINANCIAL CORPORATION

STOCK OPTION AGREEMENT

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

NOTICE OF CASH EXERCISE OF STOCK OPTION

OPTIONEE INFORMATION:

Name:		Social Security Number:

Address:		Employee Number:

OPTION INFORMATION:

Date of Grant:	, 200		Type of Stock Option:
Exercise Price per Share: $			☐	Nonstatutory (NSO)
Total number of Shares of PERFORMANT FINANCIAL CORPORATION (the “Company”) covered by option:			☐	Incentive (ISO)

Number of Shares of the Company for which option is being exercised now:          (“Purchased Shares”).

Total exercise price for the Purchased Shares: $

Form of payment enclosed:

☐	Check for $ , payable to “PERFORMANT FINANCIAL CORPORATION”

Name(s) in which the Purchased Shares should be registered:

The certificate for the Purchased Shares should be sent to the following address:

ACKNOWLEDGMENTS:

1.	I understand that all sales of Purchased Shares are subject to compliance with the Company’s policy on securities trades.

2.	I hereby acknowledge that I received and read a copy of the prospectus describing the Company’s 2012 Stock Incentive Plan and the tax consequences of an exercise.

3.	In the case of a nonstatutory option, I understand that I must recognize ordinary income equal to the spread between the fair market value of the Purchased Shares on the date of exercise and the exercise price. I further understand that I am required to pay withholding taxes at the time of exercising a nonstatutory option.

4.	In the case of an incentive stock option, I agree to notify the Company if I dispose of the Purchased Shares before I have met both of the tax holding periods applicable to incentive stock options (that is, if I make a disqualifying disposition).

SIGNATURE AND DATE:
,20

PERFORMANT FINANCIAL CORPORATION

NOTICE OF EXERCISE

PERFORMENT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK AWARD

You have been granted the following Restricted Shares of Common Stock of Performant Financial Corporation (the “Company”) under the Company’s 2012 Stock Incentive Plan (the “Plan”):

Date of Grant:	[Date of Grant]

Name of Recipient:	[Name of Recipient]

Total Number of Shares
Granted:	[Total Shares]

Fair Market Value per Share:	$[Value Per Share]

Total Fair Market Value
Of Award:	$[Total Value]

Vesting Commencement Date:	[ ]

Vesting Schedule:	[The Shares subject to this Award vest when you complete twelve months of continuous Service as an Employee or a Consultant from the Vesting Commencement Date.] [Sample language – actual vesting to be inserted.]

By your signature and the signature of the Company’s representative below, you and the Company agree that these Restricted Shares are granted under and governed by the term and conditions of the Plan and the Restricted Stock Agreement (the “Agreement”), both of which are attached to and made a part of this document.

By signing this document you further agree that the Company may deliver by e-mail all documents relating to the Plan or this Award (including without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements). You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it will notify you by e-mail.

[NAME OF RECIPIENT]	PERFORMANT FINANCIAL

By:

Title:

PERFORMANT FINANCIAL CORPORATION

NOTICE OF RESTRICTED STOCK AWARD

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

Payment For Shares	No cash payment is required for the Shares you receive. You are receiving the Shares in consideration for Services rendered by you.

Vesting	The Shares that you are receiving will vest in installments, as shown in the Notice of Restricted Stock Award.

No additional Shares vest after your Service as an Employee or a Consultant has terminated for any reason.

Shares Restricted	Unvested Shares will be considered “Restricted Shares.” Except to the extent permitted by the Committee, you may not sell, transfer, assign, pledge or otherwise dispose of Restricted Shares.

Forfeiture	If your Service terminates for any reason, then your Shares will be forfeited to the extent that they have not vested before the termination date and do not vest as a result of termination. This means that the Restricted Shares will immediately revert to the Company. You receive no payment for Restricted Shares that are forfeited. The Company determines when your Service terminates for this purpose and all purposes under the Plan and its determinations are conclusive and binding on all persons.

Leaves Of Absence	For purposes of this Award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. But your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, then the vesting schedule specified in the Notice of Restricted Stock Award may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave. If you commence working on a part-time basis, then the vesting schedule specified in the Notice of Restricted Stock Award may be adjusted in accordance with the Company’s part-time work policy or the terms of an agreement between you and the Company pertaining to your part-time schedule.

Stock Certificates	The certificates for the Restricted Shares have stamped on them a special legend referring to the forfeiture restrictions. In addition to or in lieu of imposing the legend, the Company may hold the certificates in escrow. As your vested percentage increases, you may request (at

PERFORMANT FINANCIAL CORPORATION

RESTRICTED STOCK AGREEMENT

reasonable intervals) that the Company release to you a non-legended certificate for your vested Shares.

Shareholder Rights	During the period of time between the date of grant and the date the Restricted Shares become vested, you shall have all the rights of a shareholder with respect to the Restricted Shares except for the right to transfer the Restricted Shares, as set forth above. Accordingly, you shall have the right to vote the Restricted Shares and to receive any cash dividends paid with respect to the Restricted Shares.

Withholding Taxes

Regardless of any action the Company or your employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company and/or your Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the shares received under this Award, including the award or vesting of such shares, the subsequent sale of shares under this Award and the receipt of any dividends; and (2) do not commit to structure the terms of the award to reduce or eliminate your liability for Tax-Related Items.

No stock certificates will be released to you, unless you have paid or made adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or your Employer. In this regard, you authorize the Company and/or your Employer to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by the Company and/or your Employer. With the Company’s consent, these arrangements may also include, if permissible under local law, a) withholding shares that otherwise would be delivered to you when they vest having a Fair Market Value equal to the amount necessary to satisfy the minimum statutory withholding amount , b) having the Company withhold taxes from the proceeds of the sale of the Shares, either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization), or (c) any other arrangement approved by the Company. The fair market value of these shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied as a credit against the withholding taxes. Finally, you shall pay to the Company or your Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your acquisition of shares that cannot be satisfied by the means previously described. The Company may

PERFORMANT FINANCIAL CORPORATION

RESTRICTED STOCK AGREEMENT

refuse to deliver the shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this section.

Restrictions On Resale	You agree not to sell any Shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

No Retention Rights	Neither your Award nor this Agreement gives you the right to be employed or retained by the Company or a subsidiary of the Company in any capacity. The Company and its subsidiaries reserve the right to terminate your Service at any time, with or without cause.

Adjustments	In the event of a stock split, a stock dividend or a similar change in Company Shares, or an extraordinary dividend, or a merger or a reorganization of the Company, the forfeiture provisions described above will apply to all new, substitute or additional securities or other assets to which you are entitled by reason of your ownership of the Shares.

Successors and Assigns	Except as otherwise provided in the Plan or this Agreement, every term of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees and assigns.

Notice	Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following mailing with postage and fees prepaid, addressed to the other party hereto at the address last known in the Company’s records or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of California (without regard to their choice-of-law provisions).

Miscellaneous	You understand and acknowledge that (i) the Plan is entirely discretionary, (ii) the Company and your employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of your Award does not in any way create any contractual or other right to receive additional grants of awards (or benefits in lieu of awards) at any time or in any amount and (iv) all determinations

PERFORMANT FINANCIAL CORPORATION

RESTRICTED STOCK AGREEMENT

with respect to any additional grants, including (without limitation) the times when awards will be granted, the number of shares offered, the purchase price and the vesting schedule, will be at the sole discretion of the Company.

The value of this Award shall be an extraordinary item of compensation outside the scope of your employment contract, if any, and shall not be considered a part of your normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

You understand and acknowledge that participation in the Plan ceases upon termination of your Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

You hereby authorize and direct your employer to disclose to the Company or any Subsidiary any information regarding your employment, the nature and amount of your compensation and the fact and conditions of your participation in the Plan, as your employer deems necessary or appropriate to facilitate the administration of the Plan.

You consent to the collection, use and transfer of personal data as described in this subsection. You understand and acknowledge that the Company, your employer and the Company’s other Subsidiaries hold certain personal information regarding you for the purpose of managing and administering the Plan, including (without limitation) your name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any shares or directorships held in the Company and details of all awards or any other entitlements to shares awarded, canceled, exercised, vested, unvested or outstanding in the your favor (the “Data”). You further understand and acknowledge that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of your participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan. You understand and acknowledge that the recipients of Data may be located in the United States or elsewhere. You authorize such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering your participation in the Plan, including a transfer to any broker or other third party with whom you elect to deposit shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares on your behalf.

PERFORMANT FINANCIAL CORPORATION

RESTRICTED STOCK AGREEMENT

You may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this subsection by contacting the Human Resources Department of the Company in writing.

The Plan and Other Agreements	The text of the Plan is incorporated in this Agreement by reference. All capitalized terms in this Agreement shall have the meanings assigned to them in the Plan. This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Award. Any prior agreements, commitments or negotiations concerning this Award are superseded. This Agreement may be amended by the Committee without your consent; however, if any such amendment would materially impair your rights or obligations under the Agreement, this Agreement may be amended only by another written agreement, signed by you and the Company.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT,

YOU AGREE TO ALL OF THE TERMS AND CONDITIONS

DESCRIBED ABOVE AND IN THE PLAN.

PERFORMANT FINANCIAL CORPORATION

RESTRICTED STOCK AGREEMENT

Director

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

You have been granted the following Option to purchase Common Stock of Performant Financial Corporation (the “Company”) under the Company’s 2012 Stock Incentive Plan (the “Plan”):

Name of Optionee:	[Name of Optionee]

Total Number of Option Shares Granted:	[Total Number of Shares]

Type of Option:	Nonstatutory Stock Option

Exercise Price Per Share:	$

Grant Date:	[Date of Grant]

Vesting Commencement Date:	[Vesting Commencement Date]

Vesting Schedule:	[This Option becomes exercisable with respect to 1/48th of the Shares subject to this Option when you complete each month of Service following the Vesting Commencement Date.]

Expiration Date:	[Expiration Date] This Option expires earlier if your Service terminates earlier, as described in the Stock Option Agreement.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the term and conditions of the Plan and the Stock Option Agreement (the “Agreement”), both of which are attached to and made a part of this document.

By signing this document you further agree that the Company may deliver by e-mail all documents relating to the Plan or this Award (including without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements). You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it will notify you by e-mail.

OPTIONEE:	PERFORMANT FINANCIAL CORPORATION

By:
Optionee’s Signature

Title:
Optionee’s Printed Name

PERFORMANT FINANCIAL CORPORATION

NOTICE OF STOCK OPTION GRANT

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

Tax Treatment	This Option is intended to be a nonstatutory option, as provided in the Notice of Stock Option Grant.

Vesting	This Option becomes exercisable in installments, as shown in the Notice of Stock Option Grant. This Option will in no event become exercisable for additional Shares after your Service has terminated for any reason.

Term	This Option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Grant Date, as shown on the Notice of Stock Option Grant. This Option may expire earlier if your Service terminates, as described below.

Regular Termination	If your Service terminates for any reason except death or “Total and Permanent Disability” (as defined in the Plan), then this Option will expire at the close of business at Company headquarters on the date three (3) months after the date your Service terminates (or, if earlier, the Expiration Date). The Company determines when your Service terminates for this purpose and all purposes under the Plan and its determinations are conclusive and binding on all persons.

Death	If your Service terminates because of death, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date). During that period of up to 12 months, your estate or heirs may exercise the Option.

Disability	If your Service terminates because of your Total and Permanent Disability, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date).

Leaves of Absence	For purposes of this Option, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. But your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, then the vesting schedule specified in the Notice of Stock Option
Grant may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave. If you commence working on a part-time basis, then the vesting schedule specified in the
Notice of Stock Option Grant may be adjusted in accordance with the Company’s part-time work policy or the terms of an

PERFORMANT FINANCIAL CORPORATION

STOCK OPTION AGREEMENT

agreement between you and the Company pertaining to your part-time schedule.

Restrictions on Exercise	The Company will not permit you to exercise this Option if the issuance of Shares at that time would violate any law or regulation. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of the Company stock pursuant to this Option shall relieve the Company of any liability with respect to the non-issuance or sale of the Company stock as to which such approval shall not have been obtained.

Notice of Exercise	When you wish to exercise this Option you must provide a notice of exercise form in accordance with such procedures as are established by the Company and communicated to you from time to time. Any notice of exercise must specify how many Shares you wish to purchase and how your Shares should be registered. The notice of exercise will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Form of Payment	When you submit your notice of exercise, you must include payment of the Option exercise price for the Shares you are purchasing. Payment may be made in the following form(s):

• Your personal check, a cashier’s check or a money order.

•      Certificates for Shares that you own, along with any forms needed to effect a transfer of those Shares to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Option exercise price. Instead of surrendering Shares, you may attest to the ownership of those Shares on a form provided by the Company and have the same number of Shares subtracted from the Shares issued to you upon exercise of the Option. However, you may not surrender or attest to the ownership of Shares in payment of the exercise price if your action would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to this Option for financial reporting purposes.

•      By delivery on a form approved by the Company of an irrevocable direction to a securities broker approved by the Company to sell all or part of the Shares that are issued to you when you exercise this Option and to deliver to the Company from the sale proceeds an amount sufficient to pay the Option exercise price and any withholding taxes. The balance of the sale proceeds, if any, will be delivered to you. The directions must be given by providing a notice of exercise form approved by the Company.

•      By delivery on a form approved by the Company of an irrevocable direction to a securities broker or lender approved by the Company to pledge Shares that are issued to you when you exercise this Option as

PERFORMANT FINANCIAL CORPORATION

STOCK OPTION AGREEMENT

security for a loan and to deliver to the Company from the loan proceeds an amount sufficient to pay the Option exercise price and any withholding taxes. The directions must be given by providing a notice of exercise form approved by the Company.

•      If permitted by the Committee, by a “net exercise” arrangement pursuant to which the number of Shares issuable upon exercise of the Option shall be reduced by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price (plus tax withholdings, if applicable) and any remaining balance of the aggregate exercise price (and/or applicable tax withholdings) not satisfied by such reduction in the number of whole Shares to be issued shall be paid by you in cash other form of payment permitted under this Option. The directions must be given by providing a notice of exercise form approved by the Company.

• Any other form permitted by the Committee in its sole discretion.

Notwithstanding the foregoing, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

Withholding Taxes and Stock Withholding

Regardless of any action the Company or your actual employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate your liability for Tax-Related Items.

Prior to exercise of the Option, you shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or the Employer. In this regard, you authorize the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by the Company and/or the Employer. With the Company’s consent, these arrangements may also include, if permissible under local law, (a) withholding Shares that otherwise would be issued to you when you exercise this Option, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum statutory withholding amount, (b) having the Company withhold taxes from the proceeds of the sale of the Shares, either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization), or (c) any other arrangement approved by the Company.

PERFORMANT FINANCIAL CORPORATION

STOCK OPTION AGREEMENT

The Fair Market Value of these Shares, determined as of the effective date of the Option exercise, will be applied as a credit against the withholding taxes. Finally, you shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your purchase of Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise and refuse to deliver the Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this section.

Restrictions on Resale	You agree not to sell any Shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

Transfer of Option	In general, only you can exercise this Option prior to your death. You may not sell, transfer, assign, pledge or otherwise dispose of this Option, other than as designated by you by will or by the laws of descent and distribution, except as provided below. For instance, you may not use this Option as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may in any event dispose of this Option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your Option in any other way.

However, the Committee may, in its sole discretion, allow you to transfer this Option as a gift to one or more family members. For purposes of this Agreement, “family member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), any individual sharing your household (other than a tenant or employee), a trust in which one or more of these individuals have more than 50% of the beneficial interest, a foundation in which you or one or more of these persons control the management of assets, and any entity in which you or one or more of these persons own more than 50% of the voting interest.

In addition, the Committee may, in its sole discretion, allow you to transfer this option to your spouse or former spouse pursuant to a domestic relations order in settlement of marital property rights.

The Committee will allow you to transfer this Option only if both you and the transferee(s) execute the forms prescribed by the Committee, which include the consent of the transferee(s) to be bound by this Agreement.

Retention Rights	Neither your Option nor this Agreement gives you the right to be employed or retained by the Company or a subsidiary of the Company in

PERFORMANT FINANCIAL CORPORATION

STOCK OPTION AGREEMENT

any capacity. The Company and its subsidiaries reserve the right to terminate your Service at any time, with or without cause.

Shareholder Rights	Your Options carry neither voting rights nor rights to dividends. You, or your estate or heirs, have no rights as a shareholder of the Company unless and until you have exercised this Option by giving the required notice to the Company and paying the exercise price. No adjustments will be made for dividends or other rights if the applicable record date occurs before you exercise this Option, except as described in the Plan.

Adjustments	The number of Shares covered by this Option and the exercise price per Share shall be subject to adjustment in the event of a stock split, a stock dividend or a similar change in Company Shares, and in other circumstances, as set forth in the Plan.

Successors and Assigns	Except as otherwise provided in the Plan or this Agreement, every term of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees and assigns.

Notice	Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following mailing with postage and fees prepaid, addressed to the other party hereto at the address last known in the Company’s records or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of California (without regard to their choice-of-law provisions).

Miscellaneous

You understand and acknowledge that (i) the Plan is entirely discretionary, (ii) the Company and your employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of an option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when options will be granted, the number of Shares offered, the exercise price and the vesting schedule, will be at the sole discretion of the Company.

The value of this Option shall be an extraordinary item of compensation outside the scope of your employment contract, if any, and shall not be considered a part of your normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

You understand and acknowledge that participation in the Plan ceases upon termination of your Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

PERFORMANT FINANCIAL CORPORATION

STOCK OPTION AGREEMENT

You hereby authorize and direct your employer to disclose to the Company or any Subsidiary any information regarding your employment, the nature and amount of your compensation and the fact and conditions of your participation in the Plan, as your employer deems necessary or appropriate to facilitate the administration of the Plan.

You consent to the collection, use and transfer of personal data as described in this subsection. You understand and acknowledge that the Company, your employer and the Company’s other Subsidiaries hold certain personal information regarding you for the purpose of managing and administering the Plan, including (without limitation) your name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the your favor (the “Data”). You further understand and acknowledge that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of your participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan. You understand and acknowledge that the recipients of Data may be located in the United States or elsewhere. You authorize such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering your participation in the Plan, including a transfer to any broker or other third party with whom you elect to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on your behalf. You may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this subsection by contacting the Human Resources Department of the Company in writing.

The Plan and Other Agreements	The text of the Plan is incorporated in this Agreement by reference. All capitalized terms in the Agreement shall have the meanings assigned to them in the Plan. This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded. This Agreement may be amended by the Committee without your consent; however, if any such amendment would materially impair your rights or obligations under the Agreement, this Agreement may be amended only by another written agreement, signed by you and the Company.

PERFORMANT FINANCIAL CORPORATION

STOCK OPTION AGREEMENT

BY SIGNING THE COVER SHEET OF THIS AGREEMENT,

YOU AGREE TO ALL OF THE TERMS AND CONDITIONS

DESCRIBED ABOVE AND IN THE PLAN.

PERFORMANT FINANCIAL CORPORATION

STOCK OPTION AGREEMENT

PERFORMANT FINANCIAL CORPORATION

2012 STOCK INCENTIVE PLAN

NOTICE OF CASH EXERCISE OF STOCK OPTION

OPTIONEE INFORMATION:

Name:	Social Security Number:

Address:	Employee Number:
OPTION INFORMATION:

Date of Grant: , 200	Type of Stock Option:
Exercise Price per Share: $	Nonstatutory (NSO)
Total number of Shares of PERFORMANT FINANCIAL CORPORATION (the “Company”) covered by option:	Incentive (ISO)

Number of Shares of the Company for which option is being exercised now:            (“Purchased Shares”).

Total exercise price for the Purchased Shares: $

Form of payment enclosed:

Check for $                , payable to “PERFORMANT FINANCIAL CORPORATION”

Name(s) in which the Purchased Shares should be registered:

The certificate for the Purchased Shares should be sent to the following address:

ACKNOWLEDGMENTS:

1.	I understand that all sales of Purchased Shares are subject to compliance with the Company’s policy on securities trades.

2.	I hereby acknowledge that I received and read a copy of the prospectus describing the Company’s 2012 Stock Incentive Plan and the tax consequences of an exercise.

3.	In the case of a nonstatutory option, I understand that I must recognize ordinary income equal to the spread between the fair market value of the Purchased Shares on the date of exercise and the exercise price. I further understand that I am required to pay withholding taxes at the time of exercising a nonstatutory option.

4.	In the case of an incentive stock option, I agree to notify the Company if I dispose of the Purchased Shares before I have met both of the tax holding periods applicable to incentive stock options (that is, if I make a disqualifying disposition).

SIGNATURE AND DATE:
, 20

PERFORMANT FINANCIAL CORPORATION

NOTICE OF EXERCISE